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                                                                   EXHIBIT 10.15


                            UNCONDITIONAL GUARANTY


     1. FOR VALUE RECEIVED and in consideration of any loan or advance now or hereafter made pursuant to that certain Loan and Security Agreement, dated as of the date hereof, between Bank of America, N.A. ("Lender") and Omega Protein Corporation, a Delaware corporation, and Omega Protein, Inc., a Virginia corporation (collectively referred to herein as "Borrower") (as the same may be amended, restated, renewed, extended, supplemented, or otherwise modified from time to time, the "Loan Agreement"), the undersigned (each a "Guarantor" and, collectively, "Guarantors"), hereby absolutely and unconditionally, jointly and severally, guarantee in favor of Lender, its successors and assigns, the prompt payment when due of all indebtedness, obligations, interest (including any interest which, but for the application of the provisions of the United States Bankruptcy Code, would have accrued on amounts owed to Lender by Borrower), principal, fees, expenses (including, without limitation, the reasonable attorneys' fees of Lender) and all other obligations of Borrower to Lender however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due, including, without limitation, all such obligations represented by, or arising in connection with, (i) the Loan Agreement and (ii) the Notes (as such term is defined in the Loan Agreement) (all of foregoing obligations, indebtedness and liabilities are referred to herein collectively as the "Guaranteed Debt"). This is an irrevocable, unconditional, unlimited and continuing guaranty of payment, and not a guaranty of collection, and Lender may enforce each Guarantor's obligations hereunder without first suing or enforcing its rights or remedies against Borrower, any other Guarantor, or any other obligor or enforcing or collecting any present or future collateral security for the Guaranteed Debt.

     2. Payment of any sum or sums due to Lender hereunder will be made by each Guarantor immediately upon demand by Lender. Each Guarantor hereby transfers and conveys to Lender any and all of its balances, credits, deposits, accounts, items and monies now or hereafter in possession or control of, or otherwise with Lender, and Lender is hereby given a security interest upon and in all property of each Guarantor of every kind and description now or hereafter in the possession or control of Lender for any reason, including all dividends and distributions or other rights in connection therewith. Each Guarantor agrees that its obligation hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect, or continue perfection of, any lien or security interest in any security or any delay by Lender in perfecting any such lien or security interest.

     3. Each Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) notice of the extension of credit by Lender to Borrower, (c) notice of the occurrence of any breach or default by Borrower in respect of the Guaranteed Debt, (d) notice of the sale or foreclosure on any collateral for the Guaranteed Debt, (e) notice of the transfer of the Guaranteed Debt, or any part thereof, to any third party, (f) demand for payment, presentment, protest, notice of protest and non-payment, and other notice of default, notice of acceleration and intention to accelerate, and (g) all other notices. Each Guarantor also consents to and waives notice of any arrangements or settlements made in or out of court in the event of receivership, liquidation, readjustment, any proceeding under Title 11 of the United States Code (entitled "Bankruptcy") as amended, or assignment for the benefit of creditors of Borrower or any other obligor, and anything whatever
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whether or not herein specified which may be done or waived by or between Lender and Borrower, or Borrower and any other person whose claim against Borrower has been or shall be assigned or transferred to Lender. Each Guarantor agrees that if any notification of intended disposition of collateral or of any other act by Lender is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) days before such disposition or act, postage prepaid, addressed to such Guarantor either at the address shown below or at any other address of such Guarantor appearing on the records of Lender, shall be deemed reasonably and properly given. Lender may, without notice of any kind, sell, assign or transfer any or all of the Guaranteed Debt and in such event each and every immediate and successive assignee, transferee or holder of any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; Lender shall have an unimpaired right prior and superior to that of any such assignee, transferee or holder to enforce this Guaranty for the benefit of Lender as to such of the Guaranteed Debt as is not sold, assigned or transferred. EACH GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON.

     4. Each Guarantor hereby consents and agrees to, and acknowledges that its obligations hereunder shall not be released or discharged by, the following:
(a) the renewal, extension, modification, increase, amendment or alteration of the Loan Agreement and/or any Note, the Guaranteed Debt or any related document or instrument; (b) any forbearance, waiver, extension or compromise granted to Borrower, any Guarantor, or any other obligor by Lender; (c) the insolvency, bankruptcy, reorganization, liquidation, merger or dissolution of Borrower, any Guarantor, or any other obligor; (d) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt; (e) the full or partial release of Borrower, any Guarantor, or any other obligor; (f) the release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral for the Guaranteed Debt; (g) the failure of Lender to properly obtain, perfect or preserve any security interest or lien in any such collateral; (h) the failure of Lender to exercise diligence, commercial reasonableness or reasonable care in the preservation, enforcement or sale of any such collateral; (i) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Loan Agreement and/or any Note may be extended or such performance or compliance may be waived; and
(j) any other act or omission of Lender or Borrower which would otherwise constitute or create a legal or equitable defense in favor of such Guarantor.

     5. Each Guarantor hereby waives any rights of subrogation, reimbursement, indemnity, or contribution which it may have as a result of paying the Guaranteed Debt unless and until the Guaranteed Debt is paid in full. No Guarantor shall enforce, collect or sue upon any claims which it may have against Borrower, as a result of its payment of the Guaranteed Debt, until the Guaranteed Debt is paid in full.

     6. Each Guarantor represents and warrants that (a) it has received or will receive direct or indirect benefit from the making of this Guaranty and the creation of the Guaranteed Debt; (b) such Guarantor is familiar with the financial condition of Borrower and the value of any collateral security for the Guaranteed Debt; (c) Lender has made no representations to such

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Guarantor in order to induce such Guarantor to execute this Guaranty; (d) as of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, such Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts; (e) the execution, delivery and performance by such Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which such Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which such Guarantor is a party or which may be applicable to such Guarantor or any of its assets; (f) this Guaranty is a legal and binding obligation of such Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; (g) all representations and warranties made by such Guarantor herein shall survive the execution hereof; and (h) the financial statements and other financial information regarding such Guarantor heretofore delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of such Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of such Guarantor reflected in the financial statements and other financial information regarding such Guarantor heretofore delivered to Lender since the date of the last statement thereof.

     7. Each Guarantor hereby acknowledges that its withdrawal from, or termination of, any ownership interest in Borrower or any affiliation with Borrower shall not alter, affect or in any way limit its obligations hereunder.

     8. If all or any part of the Guaranteed Debt at any time hereafter exceeds the amount permitted by law, or Borrower is not liable because the act of creating all or any part of the Guaranteed Debt is ultra vires, or the officers or persons creating same acted in excess of their authority, and for these reasons all or any part of the Guaranteed Debt cannot be enforced against Borrower, such fact shall in no manner affect any Guarantor's liability hereunder; but each Guarantor shall be liable hereunder, notwithstanding any finding that Borrower is not liable for such indebtedness, and to the same extent as such Guarantor would have been if the indebtedness of Borrower had been enforceable against Borrower.

     9. If Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, any prior release or discharge from the terms of this Guaranty given to any Guarantor by Lender shall be without effect, and this Guaranty shall be reinstated and remain in full force and effect until all of the Guaranteed Debt is indefeasibly paid in full in cash. It is the intention of Borrower and each Guarantor that each Guarantor's obligations hereunder shall not be discharged except by each Guarantor's performance of such obligations and then only to the extent of such performance.

     10. Each Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of such Guarantor as Lender may require, in form and substance satisfactory to Lender.

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     11.  All notices shall be given as set forth in Section 17(a) of the Loan
Agreement, if to Lender, at the address for notices set forth in such Loan Agreement and if to a Guarantor, at the address set forth opposite such Guarantor's name below.

     12. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that no Guarantor may assign any of its obligations hereunder.

     13. This Guaranty embodies the entire agreement between the parties hereto, and supersedes all prior agreements, conditions and understandings, if any, related to the subject matter hereof. This Guaranty may be amended only by a written instrument executed by Guarantors and Lender. The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. For purposes of litigation pertaining to this Guaranty, each Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of state and federal courts located in Dallas County. Guarantors shall pay, jointly and severally, to Lender all costs and expenses (including court costs and attorneys' fees) incurred by Lender in the preservation or enforcement of its rights and remedies hereunder.

     EXECUTED December 20, 2000

                              GUARANTORS:

                              OMEGA SHIPYARD, INC.

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________


                              OMEGA NETS, INC.

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              PROTEIN FINANCE COMPANY

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              PROTEIN OPERATING COMPANY

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

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                              PROTEIN SECURITIES COMPANY

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              PROTEIN (U.S.A.) COMPANY

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

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